UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 22, 2017

Marina Biotech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17870 Castleton Street, Suite 250 City of Industry, CA	91748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  626-964-5788

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2017, Marina Biotech, Inc. (the “Company”) entered into a Note Purchase Agreement with a trust affiliated with Mr. Isaac Blech (the “Purchaser”) pursuant to which the Company issued to the Purchaser a secured convertible promissory note in the aggregate principal amount of $500,000 (the “Note”). The Note will become due and payable on March 31, 2018. The unpaid principal amount of the Note, together with any interest accrued but unpaid thereon, shall, in general, automatically be converted into the securities of the Company to be issued and sold at the closing of any financing transaction involving the sale by the Company of its equity securities (or securities exercisable for or convertible into the equity securities of the Company) yielding aggregate gross proceeds to the Company of not less than $5,000,000 (a “Qualified Financing”).

The Note provided that interest on the unpaid principal amount of the Note shall accrue at a rate equal to eight percent (8%) per annum; provided, that if the Company does not consummate a Qualified Financing on or before December 15, 2017, then the interest rate shall increase to twenty percent (20%) per annum, with such increased interest rate increasing by an additional two percent (2%) every month thereafter until the Note is repaid in full (up to a maximum interest rate of thirty percent (30%)) (such additional interest, the “Penalty Interest”).

On December 22, 2017, the Company and the Purchaser executed an amendment to the Note (the “Note Amendment”) so that the Penalty Interest would not accrue unless and until the Company does not consummate a Qualified Financing on or before February 15, 2018. Other than such amendment, the Note shall remain unchanged.

The foregoing summary of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Note Amendment, which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Amendment to Convertible Promissory Note, dated December 22, 2017, by and between Marina Biotech, Inc. and River Charitable Remainder Unit Trust, FBO Isaac Blech, July 20, 2987, Isaac Blech Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

December 29, 2017	By:	/s/ Vuong Trieu
	Name:	Vuong Trieu
	Title:	Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment to Convertible Promissory Note, dated December 22, 2017, by and between Marina Biotech, Inc. and River Charitable Remainder Unit Trust, FBO Isaac Blech, July 20, 2987, Isaac Blech Trustee.